Exhibit 99.4

Execution Version

SUBSCRIPTION AGREEMENT

Olive Ventures Holdings, Inc.

222 S. Riverside Plaza

Suite 950

Chicago, Illinois 60606

Ladies and Gentlemen:

This Subscription Agreement (this “Subscription Agreement”) is being entered into as of July 21, 2021 (the “Signing Date”), by and between Olive Ventures Holdings, Inc., a Delaware corporation (“PubCo”), the undersigned subscriber (the “Investor”), and, for the limited purpose of Section 13, MDH Acquisition Corp., a Delaware corporation (“SPAC”), in connection with the Business Combination Agreement, dated as of the Signing Date (as may be amended, supplemented or otherwise modified from time to time, the “BCA”), by and among SPAC, PubCo, OP Group Holdings, LLC, a Delaware limited liability company (the “Company”), Milestone Merger Sub Inc., a Delaware corporation (“Milestone Merger Sub”), MDH Merger Sub Inc., a Delaware corporation (“MDH Merger Sub”), Paylink Holdings Inc., a Delaware corporation (“Blocker”), Normandy Holdco LLC, a Delaware limited liability company, and CF OMS LLC, a Delaware limited liability company. Pursuant to the BCA, among other things, (a) Milestone Merger Sub will merge with and into Blocker, with Blocker as the surviving company in the merger as a wholly-owned subsidiary of PubCo and (b) MDH Merger Sub will merge with and into SPAC, with SPAC as the surviving company in the merger as a wholly-owned subsidiary of PubCo, on the terms and subject to the conditions therein (the transactions contemplated by the BCA, the “Transaction”). In connection with the Transaction, PubCo is seeking commitments from interested investors to purchase, contingent upon, and substantially concurrent with the closing of the Transaction, shares of PubCo’s Class A Common Stock, par value $0.0001 per share (the “Class A Shares”), in a private placement for a purchase price of $10.00 per Class A Share (the “Per Share Purchase Price”). On or about the Signing Date, PubCo is entering into subscription agreements (the “Other Subscription Agreements” and together with the Subscription Agreement, the “Subscription Agreements”) with certain other investors (the “Other Investors” and together with the Investor, the “Investors”), pursuant to which the Investors have agreed to purchase on the closing date of the Transaction, inclusive of the Class A Shares subscribed for by the Investor, an aggregate amount of up to 1,500,000 Class A Shares, at the Per Share Purchase Price. The Class A Shares subscribed for by the Investor hereunder and accepted by PubCo (as set forth on the signature pages hereto) are referred to herein as the “Shares”. The aggregate purchase price to be paid by the Investor for the Shares (as set forth on the signature pages hereto) is referred to herein as the “Subscription Amount.”

In connection therewith, and in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, set forth herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.            Subscription. The Investor irrevocably subscribes for and agrees to purchase from PubCo the number of Shares set forth on the signature page of this Subscription Agreement on the terms and subject to the conditions provided for herein. The Investor acknowledges and agrees that PubCo reserves the right to accept or reject the Investor’s subscription for the Shares, in whole or in part, for any reason or for no reason, at any time prior to its acceptance, and the same shall be deemed to be accepted by PubCo only when this Subscription Agreement is signed by a duly authorized person by or on behalf of PubCo;

2.            Closing. The closing of the sale of the Shares contemplated (the “Closing”) is contingent upon the substantially concurrent consummation of the Transaction. The Closing shall occur on the date of, and substantially concurrent with and conditioned upon the effectiveness of, the Transaction (such date, the “Closing Date”). Upon (a) satisfaction or waiver in writing of the conditions set forth in Section 3 below and (b) delivery of written notice from (or on behalf of) PubCo to the Investor (the “Closing Notice”), that PubCo reasonably expects all conditions to the closing of the Transaction to be satisfied or waived on a date that is not less than five business days from the date on which the Closing Notice is delivered to the Investor, the Investor shall deliver to PubCo, three business days prior to the closing date specified in the Closing Notice (the “Noticed Date”), (i) the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account(s) specified by PubCo in the Closing Notice, (ii) a copy of the Registration Rights Agreement (as defined in the BCA) countersigned by the Investor as a “Existing Holder” and (iii) any other information that is reasonably requested in the Closing Notice in order for PubCo to issue the Investor’s Shares, including, without limitation, the legal name of the person in whose name such Shares are to be issued and a duly executed Internal Revenue Service Form W-9 or W-8, as applicable. On the Closing Date, PubCo (i) shall deliver to the Investor a copy of the Registration Rights Agreement countersigned by the parties thereto other than the Investor and (ii) shall issue a number of Shares to the Investor set forth on the signature page to this Subscription Agreement and subsequently cause such Shares to be registered in book entry form in the name of the Investor on PubCo’s share register; provided, however, that PubCo’s obligation to deliver a countersigned copy of the Registration Rights Agreement and to issue the Shares to the Investor is contingent upon PubCo having received the Subscription Amount in full in accordance with this Section 2. If the Closing does not occur within seven business days following the Noticed Date, PubCo shall promptly (but not later than one Business Day thereafter) return the Subscription Amount in full to the Investor. “Business day” shall mean a day other than (i) a Saturday or Sunday or (ii) other day on which commercial banks in New York, New York are authorized or required by law to close.

3.            Closing Conditions.

a.            The obligation of the parties hereto to consummate the purchase and sale of the Shares pursuant to this Subscription Agreement is subject to the following conditions:

(i)            no applicable governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise prohibited;

(ii)            all conditions precedent to the closing of the Transaction under the BCA shall have been satisfied or waived (as determined by the parties to the BCA and other than those conditions under the BCA which, by their nature, are to be fulfilled at the closing of the Transaction, including to the extent that any such condition is dependent upon the consummation of the purchase and sale of the Shares pursuant to this Subscription Agreement) and the closing of the Transaction shall occur on the Closing Date, substantially concurrent with the Closing; and

(iii)            no suspension of the qualification of the Class A Shares for offering or sale or trading under the New York Stock Exchange marketplace rules (“NYSE”), or initiation or threatening of any proceedings for any such purposes, shall have occurred.

b.            The obligation of PubCo to consummate the issuance and sale of the Shares pursuant to this Subscription Agreement shall be subject to the conditions that (i) all representations and warranties of the Investor contained in this Subscription Agreement are true and correct in all material respects at and as of the Closing Date, and consummation of the Closing shall constitute a reaffirmation by the Investor of each of the representations and warranties of the Investor contained in this Subscription Agreement as of the Closing Date, and (ii) all obligations, covenants and agreements of the Investor required to be performed by it at or prior to the Closing Date shall have been performed in all material respects; provided, that, the SEC’s issuance of the Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (the “Statement”), made on April 12, 2021, and any consequences thereof or actions taken by SPAC directly in response thereto shall not cause either of the conditions in this clause (c) to be deemed to not have been satisfied.

c.            The obligation of the Investor to consummate the purchase of the Shares pursuant to this Subscription Agreement shall be subject to the conditions that (i) all representations and warranties of PubCo contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined herein), which representations and warranties shall be true in all respects) at and as of the Closing Date (unless any such representation or warranty specifically speaks as of an earlier date or specific period of time, in which case such representation or warranty shall be, subject to the foregoing qualifications, true and correct as of such date or such period of time), (ii) all obligations, covenants and agreements of PubCo required to be performed by it at or prior to the Closing Date shall have been performed in all material respects, (iii) the terms of the BCA (as the same exists on the Signing Date as provided to the Investor) shall not have been amended, waived or modified in a manner that could reasonably be expected to materially adversely affect the economic benefits that the Investor would reasonably expect to receive under this Subscription Agreement (including an increase in the valuation of the Company in connection with the Transaction) without the Investor’s prior written consent, (iv) there shall have been no amendment, wavier or modification to any of the Other Subscription Agreements that results in the Other Investors receiving a different security or securities as the Investor or otherwise receiving a material economic benefit unless the Investor has been offered the same security or securities or substantially the same benefits and (v) the Shares shall have been approved for listing on the NYSE, subject to official notice of issuance.

4.              Further Assurances. The parties hereto shall execute and deliver or cause to be executed and delivered such additional documents and take such additional actions as PubCo reasonably may deem to be practical and necessary in order to consummate the transactions contemplated by this Subscription Agreement and the Transaction.

5.              PubCo Representations and Warranties. PubCo represents and warrants to the Investor that:

 a.            PubCo is duly incorporated, validly existing and in good standing under the laws of the State of Delaware. PubCo has all power (corporate or otherwise) and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

 b.            As of the Closing Date, the Shares will be duly authorized and, when issued and delivered to the Investor against full payment of the Subscription Amount therefor in accordance with the terms of this Subscription Agreement, the Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under PubCo’s certificate of incorporation or bylaws (as in effect on the Closing Date) or under the Delaware General Corporation Law (“DGCL”).

 c.            This Subscription Agreement has been duly authorized, executed and delivered by PubCo and, assuming that this Subscription Agreement constitutes the valid and binding agreement of the Investor, this Subscription Agreement is enforceable against PubCo in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, or (ii) principles of equity, whether considered at law or equity.

 d.            The issuance and sale of the Shares and the compliance by PubCo with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated hereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which PubCo or any of its subsidiaries is a party or by which PubCo or any of its subsidiaries is bound or to which any of the property or assets of PubCo is subject that would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of PubCo and its subsidiaries, taken as a whole (a “PubCo Material Adverse Effect”); (ii) result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets that would reasonably be expected to have a PubCo Material Adverse Effect; (iii) result in any violation of the provisions of the organizational documents of PubCo; or (iv) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over PubCo or any of its properties that would reasonably be expected to have a PubCo Material Adverse Effect or materially affect the validity of the Shares.

 e.            PubCo is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance by PubCo of this Subscription Agreement, other than (i) filings required by applicable local or state securities laws, (ii) filings required by the NYSE, and (iii) those required to consummate the Transaction as provided under the BCA.

 f.            PubCo is not, and immediately after receipt of payment for the Shares will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

 g.            Assuming the accuracy of the Investor’s representations and warranties set forth in Section 6, no registration under the Securities Act is required for the offer and sale of the Shares by PubCo to the Investor hereunder. The Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

 h.            Other than the Other Subscription Agreements the BCA and the Ancillary Agreements (as defined in the BCA) or as described in PubCo’s SEC filings, PubCo has not entered into any side letter or similar agreement with any investor in connection with such investor’s direct or indirect investment in PubCo or with any other investor.

 i.            Except for such matters as have not had and would not be reasonably likely to have, individually or in the aggregate, a PubCo Material Adverse Effect, as of the Signing Date, there is no (i) action, suit, claim or other proceeding, in each case by or before any governmental authority pending, or, to the knowledge of PubCo, threatened against PubCo or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against PubCo.

 j.            The Other Subscription Agreements reflect (i) the same Per Share Purchase Price per Class A Share, (ii) other economic terms with respect to the purchase of the Class A Shares subscribed for by the Other Investors that are no more favorable to the subscribers thereunder than the terms of this Subscription Agreement and (iii) other material non-economic terms with respect to the purchase of the Class A Shares subscribed for by the Other Investors that are not materially more favorable to the subscribers thereunder than the terms of this Subscription Agreement, other than terms particular to the regulatory requirements of such subscriber or its affiliates or related funds.

 k.            PubCo has been formed for the purpose of engaging in the Transaction (including the transactions contemplated by this Subscription Agreement), has not previously engaged in any business other than the negotiation of definitive documentation relating to the Transaction (including this Subscription Agreement) and, as of the Signing Date, has de minimis assets (other than its interests in Milestone Merger Sub and MDH Merger Sub) and no liabilities (other than obligations to perform under the Subscription Agreements, the BCA and the other Ancillary Agreements). As of the Signing Date, the authorized share capital of PubCo consists of 1,000 shares of common stock, par value $0.001. At the Closing, all issued and outstanding shares of PubCo Class A Common Stock (i) will have been duly authorized and validly issued and will be fully paid and non-assessable, (ii) will have been offered, sold, and issued in compliance with applicable law, including federal and state securities laws, and all requirements set forth in (A) PubCo’s Amended and Restated Certificate of Incorporation, as amended from time to time (the “PubCo Charter”), and (B) any other applicable contracts governing the issuance of such securities, and (iii) will not be subject to, nor will they have they been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of any applicable law, the PubCo Charter or any contract to which PubCo is a party or otherwise bound.

 l.            Immediately after the Closing, PubCo shall own 100% of all equity securities of SPAC.

6.              Investor Representations and Warranties. The Investor represents and warrants to PubCo that:

 a.            The Investor, or each of the funds managed by or affiliated with the Investor for which the Investor is acting as nominee, as applicable, (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), in each case, satisfying the applicable requirements set forth on Schedule A, (ii) is acquiring the Shares only for his, her or its own account and not for the account of others, or if the Investor is subscribing for the Shares as a fiduciary or agent for one or more investor accounts, the Investor has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information set forth on Schedule A). The Investor is not an entity formed for the specific purpose of acquiring the Shares.

 b.            The Investor acknowledges and agrees that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Shares have not been registered under the Securities Act. The Investor acknowledges and agrees that the Shares may not be offered, resold, transferred, pledged or otherwise disposed of by the Investor absent an effective registration statement under the Securities Act except (i) to PubCo or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of clauses (i) and (iii) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates representing the Shares shall contain a restrictive legend to such effect and, as a result, the Investor may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. The Investor acknowledges and agrees that the Shares will not immediately be eligible for resale pursuant to Rule 144 promulgated under the Securities Act. The Investor acknowledges and agrees that it has been advised to consult legal counsel prior to making any offer, resale, transfer, pledge or disposition of any of the Shares.

 c.            The Investor acknowledges and agrees that the Investor is purchasing the Shares directly from PubCo. The Investor further acknowledges that there have been no representations, warranties, covenants and agreements made to the Investor by or on behalf of PubCo, SPAC any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of PubCo expressly set forth in Section 5 of this Subscription Agreement.

 d.            The Investor’s acquisition and holding of the Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, Section 4975 of the Internal Revenue Code of 1986, as amended, or any applicable similar law.

 e.            The Investor acknowledges and agrees that the Investor has received such information as the Investor deems necessary in order to make an investment decision with respect to the Shares, including, with respect to PubCo, the Transaction and the business of PubCo and its subsidiaries. Without limiting the generality of the foregoing, the Investor acknowledges that he, she or it has reviewed SPAC’s filings with the SEC. The Investor acknowledges and agrees that the Investor and the Investor’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the Investor and such Investor’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares.

 f.            The Investor became aware of this offering of the Shares solely by means of direct contact between the Investor and SPAC, PubCo or a representative of SPAC or PubCo, and the Shares were offered to the Investor solely by direct contact between the Investor and SPAC, PubCo or a representative of SPAC or PubCo. The Investor did not become aware of this offering of the Shares, nor were the Shares offered to the Investor, by any other means. The Investor acknowledges that the Shares (i) were not offered by any form of general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws. The Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, SPAC, PubCo, the Placement Agents (as defined below), any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing), other than the representations and warranties of PubCo contained in Section 5 of this Subscription Agreement, in making its investment or decision to invest in PubCo.

 g.            The Investor acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares. The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the Investor has sought such accounting, legal and tax advice as the Investor has considered necessary to make an informed investment decision and the Investor has made its own assessment and has satisfied itself concerning relevant tax and other economic considerations relative to its purchase of the Shares. The Investor will not look to the Placement Agents for all or part of any such loss or losses the Investor may suffer, is able to sustain a complete loss on its investment in the Shares, has no need for liquidity with respect to its investment in the Shares and has no reason to anticipate any change in circumstances, financial or otherwise, which may cause or require any sale or distribution of all or any part of the Shares.

 h.            Alone, or together with any professional advisor(s), the Investor has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for the Investor and that the Investor is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Investor’s investment in PubCo. The Investor acknowledges specifically that a possibility of total loss exists.

 i.            In making its decision to purchase the Shares, the Investor has relied solely upon independent investigation made by the Investor. Without limiting the generality of the foregoing, the Investor has not relied on any statements or other information provided by or on behalf of the Placement Agents or any of its respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing concerning SPAC, PubCo, the Transaction, the BCA, this Subscription Agreement or the transactions contemplated hereby or thereby, the Shares or the offer and sale of the Shares.

 j.            The Investor acknowledges that the Placement Agents: (i) have not provided the Investor with any information or advice with respect to the Shares, (ii) have not made or make any representation, express or implied as to SPAC, PubCo, their affiliates, PubCo’s or its affiliates’ credit quality, the Shares or the Investor’s purchase of the Shares, (iii) have not acted as the Investor’s financial advisor or fiduciary in connection with the issue and purchase of Shares, (iv) may have acquired, or during the term of the Shares may acquire, non-public information with respect to SPAC, PubCo and their respective affiliates, which, subject to the requirements of applicable law, the Investor agrees need not be provided to it, (v) may have existing or future business relationships with SPAC, PubCo, and their respective affiliates (including, but not limited to, lending, depository, risk management, advisory and banking relationships) and will pursue actions and take steps that it deems or they deem necessary or appropriate to protect its or their interests arising therefrom without regard to the consequences for a holder of Shares, and that certain of these actions may have material and adverse consequences for a holder of Shares.

 k.            The Investor acknowledges that it has not relied on the Placement Agents in connection with its determination as to the legality of its acquisition of the Shares or as to the other matters referred to herein and the Investor has not relied on any investigation that the Placement Agents, any of their affiliates or any person acting on their behalf have conducted with respect to the Shares, SPAC, PubCo, or their respective affiliates. The Investor further acknowledges that it has not relied on any information contained in any research reports prepared by the Placement Agents or any of their affiliates.

 l.            The Investor acknowledges and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of this investment.

 m.            The Investor, if not an individual, has been duly formed or incorporated and is validly existing and is in good standing under the laws of its jurisdiction of formation or incorporation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

 n.            The execution, delivery and performance by the Investor of this Subscription Agreement are within the powers of the Investor, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any material agreement to which the Investor is a party or by which the Investor is bound, and, if the Investor is not an individual, will not violate any provisions of the Investor’s organizational documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable. The signature on this Subscription Agreement is genuine, and the signatory, if the Investor is an individual, has legal competence and capacity to execute the same or, if the Investor is not an individual, the signatory has been duly authorized to execute the same, and, assuming that this Subscription Agreement constitutes the valid and binding obligation of PubCo, this Subscription Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

 o.            The Investor is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) owned, directly or indirectly, or controlled by, or acting on behalf of, one or more persons that are named on the OFAC List; (iii) organized, incorporated, established, located, resident or born in, or a citizen, national or the government, including any political subdivision, agency or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (each, a “Prohibited Investor”). The Investor agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the Investor is permitted to do so under applicable law. If the Investor is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the Investor maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required by applicable law, the Investor maintains policies and procedures reasonably designed to ensure that the funds held by the Investor and used to purchase the Shares were legally derived and were not obtained, directly or indirectly, from a Prohibited Investor.

  p.            No disclosure or offering document has been prepared by Oppenheimer & Co, Inc. or Keefe, Bruyette & Woods, Inc. or any of its respective affiliates (collectively, the “Placement Agents”) in connection with the offer and sale of the Shares.

q.            Neither Placement Agent, nor any of their affiliates nor any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing have made any independent investigation with respect to SPAC, PubCo or any of their respective subsidiaries or businesses, or the Shares or the accuracy, completeness or adequacy of any information supplied to the Investor by PubCo.

 r.            In connection with the issue and purchase of the Shares, the Placement Agents have not acted as the Investor’s financial advisor or fiduciary.

 s.            The Investor has or has commitments to have and, when required to deliver payment to PubCo pursuant to Section 2 above, will have, sufficient funds to pay the Subscription Amount and consummate the purchase and sale of the Shares pursuant to, and in accordance with, this Subscription Agreement.

7.            Investor Rights. The Investor and PubCo hereby acknowledge and agree that all of the Shares acquired by the Investor hereunder shall in all respects be subject to the terms and conditions of the Registration Rights Agreement and, for all purposes of the Registration Rights Agreement, (a) the Shares shall constitute Registrable Securities (as defined in the Registration Rights Agreement) and (b) the Investor shall be an Existing Holder (as defined in the Registration Rights Agreement).

8.             Indemnification

a.            PubCo agrees to indemnify and hold harmless, to the extent permitted by law, the Investor, its directors, and officers, employees, and agents, and each person who controls the Investor (within the meaning of the Securities Act or the Exchange Act) and each affiliate of the Investor (within the meaning of Rule 405 under the Securities Act) from and against any and all out-of-pocket losses, claims, damages, liabilities and expenses (including, without limitation, any reasonable and documented attorneys’ fees and expenses incurred in connection with defending or investigating any such action or claim) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus included in any Registration Statement or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to PubCo by or on behalf of the Investor expressly for use therein.

 b.            The Investor agrees, severally and not jointly with any person that is a party to the Other Subscription Agreements, to indemnify and hold harmless PubCo, its directors and officers and agents and each person who controls PubCo (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including, without limitation, reasonable and documented attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by the Investor expressly for use therein. In no event shall the liability of the Investor be greater in amount than the dollar amount of the net proceeds received by the Investor upon the sale of the Shares purchased pursuant to this Subscription Agreement giving rise to such indemnification obligation.

 c.            Any person entitled to indemnification herein shall (1) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (2) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent. An indemnifying party who elects not to assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of legal counsel to any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

 d.            The indemnification provided for under this Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, employee, agent, affiliate or controlling person of such indemnified party and shall survive the transfer of the Shares purchased pursuant to this Subscription Agreement.

 e.            If the indemnification provided under this Section 8 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by or on behalf of, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 8(e) from any person who was not guilty of such fraudulent misrepresentation. Any contribution pursuant to this Section 8(e) by any seller of Shares shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Shares pursuant to the Registration Statement. Notwithstanding anything to the contrary herein, in no event will any party be liable for consequential, special, exemplary or punitive damages in connection with this Subscription Agreement.

9.             Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the BCA is terminated in accordance with its terms, (b) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, (c) thirty (30) days after the Outside Date (as defined in the BCA as in effect on the Signing Date), if the Closing has not occurred by such date other than as a result of a breach of Investor’s obligations hereunder, or (d) if any of the conditions to Closing set forth in Section 3 of this Subscription Agreement are (i) not satisfied or waived in writing prior to the Closing or (ii) not capable of being satisfied on the Closing and, in each case of (i) and (ii), as a result thereof, the transactions contemplated by this Subscription Agreement will not be and are not consummated at the Closing (the termination events described in clauses (a)–(d) above, collectively, the “Termination Events”); provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from any such willful breach. PubCo shall notify the Investor in writing of the termination of the BCA promptly after the termination of such agreement. Upon the occurrence of any Termination Event, this Subscription Agreement shall be void and of no further effect and any monies paid by the Investor to PubCo in connection herewith shall promptly (and in any event within one business day) following the Termination Event be returned to the Investor.

10.            Trust Account Waiver. The Investor acknowledges that SPAC is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving SPAC and one or more businesses or assets. The Investor further acknowledges that, (i) as described in SPAC’s prospectus relating to its initial public offering dated January 14, 2021 (the “Prospectus”) available at www.sec.gov, substantially all of SPAC’s assets consist of the cash proceeds of SPAC’s initial public offering and private placement of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of SPAC, its public shareholders and the underwriters of SPAC’s initial public offering and (ii) PubCo is a newly-formed entity with de minimis assets. Except with respect to interest earned on the funds held in the Trust Account that may be released to SPAC to pay its tax obligations and to fund certain of its working capital requirements, the cash in the Trust Account may be disbursed only for the purposes set forth in the Prospectus. For and in consideration of PubCo and SPAC entering into this Subscription Agreement, the receipt and sufficiency of which are hereby acknowledged, the Investor hereby irrevocably waives any and all right, title and interest, or any claim of any kind it has or may have in the future, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account as a result of, or arising out of, this Subscription Agreement; provided, however, that nothing in this Section 10 shall be deemed to limit the Investor’s right, title, interest or claim to any monies held in the Trust Account by virtue of its record or beneficial ownership of Shares currently outstanding on the date hereof, pursuant to a validly exercised redemption right with respect to any such Shares, except to the extent that the Investor has otherwise agreed with SPAC to not exercise such redemption right.

11.            Miscellaneous.

a.            Neither this Subscription Agreement nor any rights that may accrue to the parties hereunder (other than the Shares acquired hereunder, if any) may be transferred or assigned without the prior written consent of each of the other parties hereto.

b.            PubCo may request from the Investor such additional information as PubCo may deem necessary to register the resale of the Shares and evaluate the eligibility of the Investor to acquire the Shares, and the Investor shall promptly provide such information as may reasonably be requested to the extent readily available; provided, that, PubCo agrees to keep any such information provided by Investor confidential except as necessary to include in any registration statement PubCo is required to file hereunder. The Investor acknowledges and agrees that if it does not provide PubCo with such reasonably requested information, PubCo may not be able to register the Investor’s Shares for resale pursuant to Section 7 hereof. The Investor acknowledges that PubCo and SPAC may file a copy of this Subscription Agreement with the SEC as an exhibit to a periodic report or a registration statement of PubCo.

c.            The Investor acknowledges that PubCo, the Placement Agents and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement, including Schedule A hereto. Prior to the Closing, the Investor agrees to promptly notify PubCo and the Placement Agents if any of the acknowledgments, understandings, agreements, representations and warranties set forth in Section 6 above are no longer accurate in any material respect (other than those acknowledgments, understandings, agreements, representations and warranties qualified by materiality, in which case the Investor shall notify PubCo and the Placement Agents if they are no longer accurate in any respect). The Investor acknowledges and agrees that each purchase by the Investor of Shares from PubCo will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the Investor as of the time of such purchase.

d.            PubCo and the Placement Agents are each entitled to rely upon this Subscription Agreement and each is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby; provided, however, that the foregoing clause of this Section 11(d) shall not give the Placement Agents any rights other than those expressly set forth herein and, without limiting the generality of the foregoing and for the avoidance of doubt, in no event shall the Placement Agents be entitled to rely on any of the representations and warranties of PubCo set forth in this Subscription Agreement.

e.            All of the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

f.            This Subscription Agreement may not be modified, waived or terminated (other than pursuant to the terms of Section 9 above) except by an instrument in writing, signed by each of the parties hereto. No failure or delay of either party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.

g.            This Subscription Agreement (including the schedule hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. Except as set forth in Section 8, Section 11(c), Section 11(d), this Section 11(g), the last sentence of Section 11(k) and Section 12 with respect to the persons specifically referenced therein, and Section 6 with respect to the Placement Agents, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successors and assigns, and the parties hereto acknowledge that such persons so referenced are third party beneficiaries of this Subscription Agreement for the purposes of, and to the extent of, the rights granted to them, if any, pursuant to the applicable provisions; provided, that, notwithstanding anything to the contrary contained in this Subscription Agreement, each of the Company and SPAC is an intended third party beneficiary of each of the provisions of this Subscription Agreement.

 h.            Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

 i.            If any provision of this Subscription Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

 j.            This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

k.            The parties hereto acknowledge and agree that irreparable damage may occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement, without posting a bond or undertaking and without proof of damages, to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. The parties hereto acknowledge and agree that each of the Company and SPAC shall be entitled to specifically enforce the Investor’s obligations to fund the Subscription Amount and the provisions of the Subscription Agreement of which the Company and SPAC are express third party beneficiaries, in each case, on the terms and subject to the conditions set forth herein.

l.            This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof) as to all matters (including any action, suit, litigation, arbitration, mediation, claim, charge, complaint, inquiry, proceeding, hearing, audit, investigation or reviews by or before any governmental entity related hereto), including matters of validity, construction, effect, performance and remedies.

m.            Each party hereto hereby, and any person asserting rights as a third party beneficiary may do so only if he, she or it, irrevocably agrees that any action, suit or proceeding between or among the parties hereto, whether arising in contract, tort or otherwise, arising in connection with any disagreement, dispute, controversy or claim arising out of or relating to this Subscription Agreement or any related document or any of the transactions contemplated hereby or thereby (“Legal Dispute”) shall be brought only to the exclusive jurisdiction of the courts of the State of Delaware or the federal courts located in the State of Delaware, and each party hereto hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding that is brought in any such court has been brought in an inconvenient forum. During the period a Legal Dispute that is filed in accordance with this Section 11(m) is pending before a court, all actions, suits or proceedings with respect to such Legal Dispute or any other Legal Dispute, including any counterclaim, cross-claim or interpleader, shall be subject to the exclusive jurisdiction of such court. Each party hereto and any person asserting rights as a third party beneficiary may do so only if he, she or it hereby waives, and shall not assert as a defense in any Legal Dispute, that (a) such party is not personally subject to the jurisdiction of the above named courts for any reason, (b) such action, suit or proceeding may not be brought or is not maintainable in such court, (c) such party’s property is exempt or immune from execution, (d) such action, suit or proceeding is brought in an inconvenient forum, or (e) the venue of such action, suit or proceeding is improper. A final judgment in any action, suit or proceeding described in this Section 11(m) following the expiration of any period permitted for appeal and subject to any stay during appeal shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable laws. EACH OF THE PARTIES HERETO AND ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY MAY DO SO ONLY IF HE, SHE OR IT IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND FOR ANY COUNTERCLAIM RELATING THERETO. IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY HERETO NOR ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY SHALL ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. FURTHERMORE, NO PARTY HERETO NOR ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.

12.            Non-Reliance and Exculpation. The Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, the Placement Agents, any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing), other than the statements, representations and warranties of PubCo expressly contained in this Subscription Agreement, in making its investment or decision to invest in PubCo. The Investor acknowledges and agrees that none of (i) any other investor pursuant to this Subscription Agreement or any other subscription agreement related to the private placement of the Shares (including the investor’s respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing), (ii) the Placement Agents, their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing, or (iii) any other party to the BCA or any Non-Party Affiliate (as defined below) (other than PubCo with respect to the previous sentence), shall have any liability to the Investor, or to any other investor, pursuant to, arising out of or relating to this Subscription Agreement or any other subscription agreement related to the private placement of the Shares, the negotiation hereof or thereof or its subject matter, or the transactions contemplated hereby or thereby, including, without limitation, with respect to any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares or with respect to any claim (whether in tort, contract or otherwise) for breach of this Subscription Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, except as expressly provided herein, or for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind furnished by SPAC, PubCo, the Company, the Placement Agents or any Non-Party Affiliate concerning SPAC, PubCo, the Company, the Placement Agents, any of their controlled affiliates, this Subscription Agreement or the transactions contemplated hereby. For purposes of this Subscription Agreement, “Non-Party Affiliates” means each former, current or future officer, director, employee, partner, member, manager, direct or indirect equityholder or affiliate of SPAC, PubCo, the Company, the Placement Agents or any of SPAC’s, PubCo’s, the Company’s or the Placement Agents’ controlled affiliates or any family member of the foregoing.

13.            Disclosure. SPAC shall, by 9:00 a.m., New York City time, on the first (1st) Business Day immediately following the date of this Subscription Agreement, issue one or more press releases or file with the SEC a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby and by the Other Subscription Agreements, the Transaction and any other material, nonpublic information that SPAC has provided to the Investor at any time prior to the filing of the Disclosure Document. Upon the issuance of the Disclosure Document, to the knowledge of SPAC, the Investor shall not be in possession of any material, non-public information received from SPAC or any of its officers, directors, or employees or agents, and the Investor shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral, with SPAC or any of its affiliates, relating to the transactions contemplated by this Subscription Agreement. Notwithstanding anything in this Subscription Agreement to the contrary, SPAC shall not publicly disclose the name of the Investor or any of its affiliates or advisers, or include the name of the Investor or any of its affiliates or advisers in any press release or in any filing with the SEC or any regulatory agency or trading market, without the prior written consent of the Investor, except (i) as required by the federal securities law or pursuant to other routine proceedings of regulatory authorities, (ii) to the extent such disclosure is required by law, at the request of the staff of the SEC or regulatory agency or under the regulations of any national securities exchange on which SPAC’s securities are listed for trading or (iii) to the extent such announcements or other communications contain only information previously disclosed in a public statement, press release or other communication previously approved in accordance with this Section 13.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Investor has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

Name of Investor:	State/Country of Formation or Domicile:

By:
Name:
Title:

Name in which Shares are to be registered (if different):	Date: ________, 2021

Investor’s EIN:

Business Address-Street:	Mailing Address-Street (if different):

City, State, Zip:	City, State, Zip:

Attn:	Attn:

Telephone No.:	Telephone No.:
Facsimile No.: Email Address:	Facsimile No.: Email Address:

Number of Shares subscribed for:

Aggregate Subscription Amount: $	Price Per Share: $10.00

You must pay the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account specified by PubCo in the Closing Notice.

IN WITNESS WHEREOF, PubCo has accepted this Subscription Agreement as of the date set forth below.

OLIVE VENTURES HOLDINGS, INC.

By:
Name:
Title:

Date: , 2021

IN WITNESS WHEREOF, SPAC has accepted Section 13 of this Subscription Agreement as of the date set forth below.

MDH ACQUISITION CORP.

By:
Name:
Title:

Date: , 2021

SCHEDULE A

ELIGIBILITY REPRESENTATIONS OF THE INVESTOR

A.	QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

☐  We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (a “QIB”)).

B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS

(Please check the applicable subparagraphs):

1.	☐ We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act), and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an “accredited investor.”

2. ☐ We are not a natural person.

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. The Investor has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to the Investor and under which the Investor accordingly qualifies as an “accredited investor.”

☐  Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;

☐  Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐  Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

☐  Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐  Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or

☐  Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

C.	QUALIFIED PURCHASER STATUS

(Please check the applicable subparagraphs): FOR INDIVIDUALS:

1.	☐ A natural person who owns not less than U.S.$5,000,000 in investments. For this purpose, investments owned by the Investor include all investments that are the Investor’s separate property and any investments held jointly with the Investor’s spouse, as community property or otherwise, but do not include investments that are the separate property of the Investor’s spouse unless the interest will be a joint investment of the Investor and the Investor’s spouse.

2.	☐ A natural person who has discretionary investment authority with regard to at least U.S.$25,000,000 of investments, including for this purpose solely the Investor’s own investments and investments of third parties that are themselves accurately described by one or more paragraphs of this Section C.

(Please check the applicable subparagraphs): FOR ENTITIES:

3.	☐ A corporation, partnership, limited liability company, trust or other organization that: (i)was not organized or reorganized and is not operated for the specific purpose of acquiring the interest or any other interest in PubCo, and less than 40% of the assets of which will consist of interests in PubCo (calculated as of the time of the Investor’s execution of this Subscription Agreement); (ii)owns not less than U.S.$5,000,000 in investments; and (iii)is owned directly or indirectly solely by or for two or more natural persons who are related as siblings or spouses (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations, or trusts established by or for the benefit of such persons.

4.	☐ A trust: (i) that is not described in paragraph (3) of this Section C; (ii) that was not organized or reorganized and is not operated for the specific purpose of acquiring the interest or any other interest in PubCo, and less than 40% of the assets of which will consist of interests in PubCo (calculated as of the time of the Investor’s execution of this Subscription Agreement); and (iii) with respect to which each of the settlors and other contributors of assets, trustees, and other authorized decision makers is a person described in paragraph (1), (2), (3) or (4) of this Section C.

5.	☐ An entity that: (i) was not organized or reorganized and is not operated for the specific purpose of acquiring the interest or any other interest in PubCo, and less than 40% of the assets of which will consist of interests in PubCo (calculated as of the time of the Investor’s execution of this Subscription Agreement); and (ii) has discretionary investment authority with regard to at least U.S.$25,000,000 of investments, whether for its own account or for the account of other persons that are themselves accurately described by one or more other paragraphs of this Section C.

6.	☐ An entity, each and every beneficial owner of which is a person accurately described by one or more of the foregoing paragraphs of this Section C or is itself an entity each and every beneficial owner of which is a person accurately described by one or more of the foregoing paragraphs of this Section C. If the Investor is a qualified purchaser solely for the reason described in this paragraph 6, the Investor shall, at the request of PubCo, submit to PubCo a separate qualified purchaser questionnaire for each beneficial owner of the Investor’s securities.

This page should be completed by the Investor

and constitutes a part of the Subscription Agreement.